UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 22, 2023

StoneBridge Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40613	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One World Trade Center

Suite 8500

New York, NY 10007

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 314-3555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one Redeemable Warrant	APACU	The Nasdaq Stock Market LLC

Class A ordinary shares par value $0.0001 per share	APAC	The Nasdaq Stock Market LLC

Warrants, each exercisable for one Class A ordinary share for $11.50 per share	APACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Business Combination Agreement

On January 5, 2023, StoneBridge Acquisition Corporation (“StoneBridge”), a Cayman Islands exempted company, limited by shares entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) with StoneBridge Acquisition Pte. Ltd., a Singapore private company limited by shares, with company registration number 202239721R and a direct wholly owned subsidiary of Stonebridge (“Amalgamation Sub”), DigiAsia Bios Pte. Ltd., a Singapore private company limited by shares, with company registration number 201730295C (“DigiAsia”), and Prashant Gokarn (the “Management Representative”), solely in his capacity as the Management Representative.

On June 22, 2023, parties to the Business Combination Agreement entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”) pursuant to which the parties agreed to extend the Termination Date (as defined in the Business Combination Agreement) from June 30, 2023, to December 29, 2023.

The foregoing description of the Amendment is not complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1, and the terms of which are incorporated by reference herein.

Important Information for Investors and Shareholders

This document relates to a proposed transaction between StoneBridge and DigiAsia. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. StoneBridge intends to file a registration statement on Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of StoneBridge, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all StoneBridge shareholders. StoneBridge also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of StoneBridge are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by StoneBridge through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

StoneBridge and DigiAsia and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from StoneBridge’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of StoneBridge and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward-Looking Statements

All statements contained in this Current Report on Form 8-K other than statements of historical facts, contains certain statements that are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target,” “continue,” “may” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean a statement is not forward looking. Indications of, and guidance or outlook on, future earnings, dividends or financial position or performance are also forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Most of these factors are outside StoneBridge’s and DigiAsia’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Business Combination Agreement; (ii) the outcome of any legal proceedings that may be instituted against StoneBridge and DigiAsia following the announcement of the Business Combination Agreement and the transactions contemplated therein; (iii) the inability to complete the proposed Transactions, including due to failure to obtain approval of the shareholders of StoneBridge, certain regulatory approvals, or the satisfaction of other conditions to closing in the Business Combination Agreement; (iv) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transaction to fail to close; (v) the impact of the COVID-19 pandemic on DigiAsia’s business and/or the ability of the parties to complete the proposed Transactions; (vi) the inability to maintain the listing of StoneBridge shares on the Nasdaq Stock Market following the proposed Transactions; (vii) the risk that the proposed Transactions disrupts current plans and operations as a result of the announcement and consummation of the proposed Transactions; (viii) the ability to recognize the anticipated benefits of the proposed Transactions, which may be affected by, among other things, competition, the ability of DigiAsia to grow and manage growth profitably, and retain its key employees; (ix) costs related to the proposed Business Combination; (x) changes in applicable laws or regulations; and (xi) the possibility that DigiAsia or StoneBridge may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in StoneBridge’s most recent filings with the SEC, including StoneBridge’s Prospectus, filed with the SEC on July 19, 2021. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained herein. All subsequent written and oral forward-looking statements concerning StoneBridge or DigiAsia, the transactions described herein or other matters attributable to StoneBridge, DigiAsia or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of StoneBridge and DigiAsia expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
2.1*	Amendment No. 1 to Business Combination Agreement dated as of June 22, 2023, by and among StoneBridge Acquisition Corporation, StoneBridge Acquisition Pte. Ltd., DigiAsia Bios Pte. Ltd. and Prashant Gokarn.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). StoneBridge agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

StoneBridge Acquisition Corporation

By:	/s/ Bhargava Marepally
Name:	Bhargava Marepally
Title:	Chief Executive Officer

Date: June 23, 2023